UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 1, 2008

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200

San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2008, Cadence Pharmaceuticals, Inc. (the “Company,” or “Cadence”) entered into the following agreements with Solvay SA (“Solvay”): (i) a Long Term Supply Agreement (the “Supply Agreement”) for the supply by Solvay to Cadence, and the purchase by Cadence from Solvay, of a bulk peptide product that contains omiganan pentahydrochloride (“Omiganan”), the active ingredient in Cadence’s Omigard™ product candidate, and (ii) a License Agreement (the “License Agreement”) pursuant to which Solvay has agreed to grant Cadence the right to grant a sublicense under Solvay’s relevant patent rights and know-how to a secondary source for the supply of Omiganan to Cadence, each as further described below.

Long Term Supply Agreement

Pursuant to the terms of the Supply Agreement, Cadence has agreed that Solvay will serve as Cadence’s primary supplier for Omiganan and is obligated to purchase a majority of its aggregate annual requirements of Omiganan from Solvay. Pricing of Omiganan will be based upon the quantity of Omiganan purchased by Cadence for the applicable year. Cadence has also agreed to pay development fees to Solvay upon the completion of specified manufacturing development activities and studies relating to Omiganan.

The Supply Agreement has an initial term that terminates upon the seven-year anniversary of the date that Cadence notifies Solvay that the Phase III clinical trial of Omigard has met its primary endpoint and Cadence intends to file a new drug application (“NDA”) with the U.S. Food & Drug Administration. The Supply Agreement will automatically renew for successive one-year periods thereafter, unless either party provides at least three-years’ prior written notice of termination to the other party. In addition, the Supply Agreement may be terminated: (i) by either party after written notice in the event of a material uncured breach of the Supply Agreement by the other party, (ii) by either party after written notice if the other party ceases to do business, is dissolved or wound up, or makes any assignment of substantially all of its assets for the benefit of creditors, (iii) by Cadence after written notice in the event that a third party asserts that the activities carried out under the Supply Agreement infringe its intellectual property rights, (iv) by Cadence after written notice effective upon the termination of its license agreement with Migenix, Inc. pertaining to Omigard, or (v) by Solvay in the event that Cadence does not provide the contemplated notification to Solvay regarding the clinical trial results and NDA filing as scheduled.

License Agreement

Pursuant to the terms of the License Agreement, upon the date on which Cadence notifies Solvay that the Phase III clinical trial has met its primary endpoint and Cadence intends to file an NDA for this product candidate, Solvay agrees to grant Cadence the non-exclusive and non-transferable right to grant to a secondary source of supply a sole worldwide and non-transferable sublicense under specified Solvay patents, know-how and improvements for the purpose of manufacturing, producing, supplying and performing development activities related to Omiganan or a drug product containing, or made using, Omiganan. Under the License Agreement, Solvay will receive (i) a one-time license fee and a one-time know-how transfer fee, each payable following the date on which the licenses are granted to Cadence, and (ii) royalties, payable on a yearly basis, on Omiganan purchased from the secondary source by Cadence. The royalties are subject to reduction in the event that any quantity of Omiganan purchased from the secondary source could not have been purchased from Solvay without exceeding Solvay’s production capacity for the year. Cadence will also pay to Solvay a per-diem fee and will bear reasonable travel expenses related to any specialist providing technical assistance services under the License Agreement.

The License Agreement has an initial term that terminates upon the later of (A) the twelve-year anniversary of the achievement of specified milestones or (B) the date of expiration of specified patent claims related to Omiganan that would be infringed by the manufacture and supply of Omiganan made by the secondary source. The License Agreement may also be terminated: (i) by either party after written notice in the event of a material uncured breach of the License Agreement by the other party, (ii) by either party after written notice if the other party ceases to do business, is dissolved or wound up, or makes any assignment of substantially all of its assets for the benefit of creditors, subject to limited exceptions, (iii) by either party in the event the Supply Agreement is terminated under specified circumstances, (iv) by Solvay after written notice in the event any of Cadence, the secondary source, or entities or persons which control or are controlled by the secondary source disputes the validity of the Solvay know-how and patents, or any improvement of Solvay, and such dispute remains uncured, or, (v) by Cadence after written notice at any time and for any reason.

The foregoing description of the Supply Agreement and the License Agreement does not purport to be complete and is qualified in its entirety by the Supply Agreement and the License Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this current report on Form 8-K and are incorporated herein by this reference. The Company has requested confidential treatment on certain portions of the Supply Agreement and the License Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1†	Long Term Supply Agreement by and between Cadence Pharmaceuticals, Inc. and Solvay SA.

10.2†	License Agreement by and between Cadence Pharmaceuticals, Inc. and Solvay SA.

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/s/ WILLIAM R. LARUE
William R. LaRue
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: December 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Long Term Supply Agreement by and between Cadence Pharmaceuticals, Inc. and Solvay SA.

10.2†	License Agreement by and between Cadence Pharmaceuticals, Inc. and Solvay SA.

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.